UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	033-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountants.

On March 28, 2017, the Audit Committee of the Board of Trustees of Lexington Realty Trust (the “Trust”) elected to replace KPMG LLP as the independent registered public accounting firm for the Trust and Lepercq Corporate Income Fund L.P. (“LCIF”) and approved the engagement of Deloitte & Touche LLP as the independent registered public accounting firm for the Trust and LCIF for the year ending December 31, 2017. The replacement follows a process where the Audit Committee obtained competitive bids from two firms and met with KPMG LLP to review its proposed engagement terms for 2017.

During the two fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, there were no disagreements between the Trust and KPMG LLP or LCIF and KPMG LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the consolidated financial statements of the Trust and LCIF for the relevant year.

KPMG LLP’s reports on the consolidated financial statements of the Trust and LCIF for the two fiscal years ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except that the reports of KPMG LLP on the effectiveness of internal control over financial reporting of the Trust and LCIF as of December 31, 2016 referenced a material weakness related to ineffective controls over written policies and procedures regarding the Trust’s and LCIF’s critical accounting policies and significant or unusual transactions, over the identification, authorization, analysis and communication to those charged with governance of critical accounting policies and significant or unusual transactions and the accounting for lease terminations. The material weakness and management remediation plan were discussed in the Annual Report on Form 10-K for the Trust and LCIF for the fiscal year ended December 31, 2016.

The Trust and LCIF furnished a copy of the above disclosures to KPMG LLP and requested that KPMG LLP furnish the Trust and LCIF with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with the statements made above. A copy of such letter will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

During the Trust's two most recent fiscal years ended December 31, 2016, and the subsequent interim period through March 28, 2017, neither the Trust nor LCIF consulted with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2017, the Board of Trustees of the Trust appointed Jamie Handwerker as a member of the Board of Trustees, effective as of March 27, 2017, to fill the vacancy that was caused by the sudden passing of Kevin W. Lynch.

Ms. Handwerker is a partner of KSH Capital, providing real estate entrepreneurs with capital and expertise to seed or grow their platform. She is also a member of the Board of Directors of Benefit Street Partners Realty Trust, Inc., a member of the University of Pennsylvania School of Arts & Sciences Board of Overseers and is the Founder and Chairperson of Penn Arts & Sciences Professional Women’s Alliance. Prior to joining KSH Capital in May 2016, Ms. Handwerker was a Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, a New York-based asset management firm, where Ms. Handwerker managed the CRM

Windridge Partners hedge funds. Prior to joining Cramer Rosenthal McGlynn LLC in 2002, Ms. Handwerker was a Managing Director and Portfolio Manager with ING Furman Selz Asset Management LLC (ING FSAM), a New York based subsidiary of ING Group, where she created, launched and managed Windridge Partners, L.P. From 1994 to 2000, Ms. Handwerker was a Managing Director and Senior Equity Research Analyst (Sell-Side) at the international corporate and investment bank ING Barings and its predecessor, Furman Selz, LLC.

The Board of Trustees has determined that Ms. Handwerker has no material relationship with the Trust or its affiliates or any member of the management of the Trust or his or her affiliates and that Ms. Handwerker is “independent” under the Trust’s Corporate Governance Guidelines and the New York Stock Exchange listing standards.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2017, the Board of Trustees of the Trust adopted a second amendment (the “Second Amendment”) to the Trust’s Amended and Restated By-Laws, effective as of March 28, 2017, to:

(1)    permit holders of beneficial interests of the Trust, par value $0.0001 per share, classified as Common Stock (“Shareholders”), entitled to cast not less than 25% of all of the votes entitled to be cast on a matter to call a special meeting of Shareholders and to set forth requirements related thereto;

(2)    permit Shareholders to act by less than unanimous written consent; and

(3)    provide proxy access to Shareholders by including in the Trust’s proxy statement and other applicable filings, in addition to any individuals nominated for election by or at the direction of the Board of Trustees, the name and certain other required information of any individual nominated to the Board of Trustees by a Shareholder or a group of no more than twenty (20) Shareholders that satisfies certain requirements as set forth in the Second Amendment.

Prior to adopting the Second Amendment, the Trust’s Amended and Restated By-Laws permitted Shareholders to call special meetings of the Shareholders as required by law and permitted Shareholders to act by unanimous written consent of the Shareholders entitled to vote on a matter, including the written waiver of any right to dissent from Shareholders who were entitled to notice of the meeting but who were not entitled to vote at such meeting.

Attached as Exhibit 3.1 to this Current Report on Form 8-K is a copy of the Second Amendment. The description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the copy attached as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

3.1    Second Amendment to the Amended and Restated By-Laws of Lexington Realty Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: April 3, 2017	By:	/s/Patrick Carroll
Patrick Carroll
Chief Financial Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: April 3, 2017	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President

Exhibit Index

3.1    Second Amendment to Amended and Restated By-Laws of Lexington Realty Trust.